UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2012

Roomlinx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2150 W. 6th Ave., Unit H, Broomfield, Colorado  80020
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 4, 2012, Roomlinx, Inc., a Nevada corporation (“Roomlinx”), entered into a Securities Purchase Agreement with certain investors (collectively, the “Investors”), pursuant to which the Investors purchased Units from Roomlinx for a purchase price of $2.50 per Unit.  Each Unit consisted of (x) one share of common stock of Roomlinx and (y) a warrant to purchase one-half share of common stock at an exercise price of $3.75 per share, subject to adjustment as provided in the warrant.  Roomlinx sold and issued an aggregate of 1,200,000 shares of common stock to the Investors and issued warrants to the Investors for the purchase of an aggregate of an additional 600,000 shares of common stock.  Roomlinx received aggregate gross proceeds of $3,000,000 from the Investors in respect of the sale of Units.  Roomlinx has the right to sell up to an additional 400,000 Units on the same terms as the Units sold by Roomlinx pursuant to the Securities Purchase Agreement; provided that the closing of the sale of any such additional Units takes place by the close of business on May 25, 2012.

The Investors were also granted certain registration rights with respect to the purchased shares of common stock and the underlying shares of common stock with respect to the warrants, pursuant to a Registration Rights Agreement entered into between Roomlinx and the Investors.

The foregoing descriptions do not purport to be complete, and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the form of Warrant and the Registration Rights Agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are each incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On May 4, 2012, Roomlinx sold Units consisting of shares of common stock and warrants for an aggregate price of $2.50 per Unit, pursuant to the terms of the Securities Purchase Agreement and warrant attached as exhibits hereto and incorporated herein by reference.  Each warrant entitles the Investor to purchase one-half share of common stock at an exercise price of $3.75 per share, for a period of three years from the date of the closing of the transactions described herein.  The issuances were conducted as described in Item 1.01 of this Form 8-K and the exhibits attached hereto and incorporated herein by reference.

The shares of common stock and warrants issued in this private placement were exempt from registration under Section 4(2) of the Securities Act of 1933 as a sale by an issuer not involving a public offering and under Regulation D promulgated pursuant to the Securities Act of 1933, as amended. The shares of common stock and warrants were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 7.01 Regulation FD Disclosure.

Prior to the closing of the transactions described in Items 1.01 and 3.02 of this Form 8-K, Roomlinx conducted presentations for prospective investors which included the information described in this Item 7.01.  Certain of the participants in the presentation invested in the private offering described in this Form 8-K.  All such disclosures in the course of the presentation were made as estimates only, and subject to the following disclaimer:

“FORWARD-LOOKING STATEMENTS

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements included herein that address activities, events or developments that the Company expects, believes, estimates, plans, intends, projects or anticipates will or may occur in the future, including statements regarding (i) the Company’s beliefs and expectations with respect to the Hyatt contract, (ii) the Company’s assumptions and beliefs with respect to expected revenue per room, and (iii) the Company’s growth strategy, are forward-looking statements. Actual events may differ materially from those anticipated in the forward-looking statements. These statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties including, without limitation, the effectiveness of the Company’s growth strategies and sales efforts, competitive factors, legal disputes, and other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and other filings the Company makes with the SEC from time to time. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company that the objectives and expectations of the Company will be achieved.”

Roomlinx disclosed that with respect to its product suites, it estimated one-time installation revenues per room of $700-$800 and recurring monthly revenues of $24-$30 per room for the “Interactive TV – Full Solution” product suite; one-time installation revenues per room of $500-$600 and recurring monthly revenues of $20-$30 per room the “SmartTV – Mid Solution” product suite; and one-time installation revenues per room of $100-$200 and recurring monthly revenues of $2-$10 per room for the “HDTV/VoD – Lite Solution” product suite.  Roomlinx also estimated one-time installations to be conducted at approximately 10% gross margins and the fixed and variable monthly services to be provided at approximately 50% gross margins.

Item 8.01 Other Events

On May 7, 2012, Roomlinx issued a press release describing the transactions described in Items 1.01 and 3.02 of this Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit	Description of Exhibit
	10.1	Securities Purchase Agreement, dated May 4, 2012, by and among Roomlinx, Inc. and each of the Investors.
	10.2	Form of Warrant, by and between Roomlinx, Inc. and each of the Investors.
	10.3	Registration Rights Agreement, dated May 4, 2012, by and among Roomlinx, Inc. and each of the Investors.
	99.1	Press Release issued by Roomlinx, Inc. on May 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2012

ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President,
Chief Executive Officer
and Chief Financial Officer